                                                                   EXHIBIT 10.8

                                  EXHIBIT "C"

                             ASSIGNMENT AND RELEASE

         THIS ASSIGNMENT AND RELEASE ("Assignment") is made by and between Benton Oil and Gas Company, a Delaware corporation ("Benton") and Benton Oil and Gas Company (Senegal), Ltd., a corporation registered under the laws of the Cayman Islands ("Benton Senegal"), Fortesa Corporation, a Texas corporation ("Fortesa") and First Seismic Corporation, a Delaware corporation ("First").

         In consideration of the mutual promises made between the parties hereto and other good and valuable consideration, and pursuant to and subject to the terms of that certain Agreement (the "Agreement") dated October 23, 1999 between the parties hereto, Benton and Benton Senegal hereby:

         BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER AND DELIVER unto Fortesa all of their rights, title and interest under the following agreements:

         (a) The Farmout Agreement dated December 17, 1997, by and between the Societe Des Petroles Du Senegal ("Petrosen") and Fortesa and Benton to explore and exploit hydrocarbons and undertake certain work programs in connection with Petrosen's Thies Block in the onshore area of the Republic of Senegal (the "Farmout"), a copy of which is attached hereto as Exhibit A;

         (b) The Memorandum of Understanding of November 25, 1997, between Benton, Fortesa and Petrosen, a copy of which is attached hereto as Exhibit B;

         (c) The Memorandum of Understanding dated December 17, 1997, between Fortesa and Benton, a copy of which is attached hereto as Exhibit C;

         (d) The Joint Operating Agreement dated January 16, 1998 between Benton Senegal, Fortesa and Petrosen, a copy of which is attached hereto as Exhibit D; and

         (e) All other documents, agreements or rights related to the Farmout (which shall be deemed to include agreements pertaining to the Thies Block between Benton and/or Benton Senegal and third parties).

The foregoing documents are collectively referred to herein as the "Farmout Rights."

         THIS ASSIGNMENT shall be subject to the following terms, conditions and exceptions:

         1. This Assignment shall be effective as of 7:00 a.m., Pacific Standard Time, on the date of execution hereof.

         2. Fortesa and First hereby relieve and release Benton and Benton Senegal from any and all obligations, duties and requirements which Benton and/or Benton Senegal has or might have to Fortesa and/or First pursuant to the Farmout Rights.

         3. First and Fortesa hereby agree to fully protect, indemnify and defend Benton and Benton Senegal, their respective officers, agents and/or employees and hold them harmless from any and all claims, losses, damages, demands, suits, causes of action and liabilities (including without limitation reasonable attorney's fees, costs of litigation and/or investigation and other costs associated therewith) of every kind whatsoever arising out the Farmout Rights or any part thereof, after the date hereof regardless of cause or of Benton's and/or Benton Senegal's negligence or fault, whether imposed by statute, rule or regulation or strict liability as to Benton and/or Benton Senegal, their respective officers, agents and/or employees. The indemnity of Benton and/or Benton Senegal provided for herein is limited to the duties and obligations of Benton and/or Benton Senegal arising out of the instruments denoted as the Farmout Rights herein and does not cover or include claims, losses (damages, demands, suits, causes of action and liabilities (including without limitation reasonable attorney's fees, costs of litigation and/or investigation and other costs associated therewith) arising out of any act or omission under the laws of the Republic of Senegal and not out of the foregoing instruments.

         4. The terms, conditions or exceptions contained herein shall constitute covenants running with the land and shall be binding upon, and for the benefit of, the respective successors and assigns of Benton, Benton Senegal, First and Fortesa.

         5. This Assignment does not negate the terms and provisions of the Agreement and without limitation particularly Section 6.1 thereof.

         6. This Assignment may be executed in any number of counterparts, and each and every counterpart will be deemed for all purposes one agreement.

         THIS ASSIGNMENT IS MADE WITHOUT WARRANTY OF ANY KIND, EXPRESS, STATUTORY, OR IMPLIED, AND BENTON AND BENTON SENEGAL ARE TRANSFERRING THE FARMOUT RIGHTS WITHOUT ANY EXPRESS STATUTORY OR IMPLIED WARRANTY WHATSOEVER AS TO TITLE, DESCRIPTION, PHYSICAL CONDITION OF THE PROPERTY (INCLUDING WITHOUT LIMITATION, TO ENVIRONMENTAL CONDITION OF THE PROPERTY), QUALITY, VALUE, FITNESS FOR PURPOSE, MERCHANTABILITY, OR OTHERWISE EXCEPT AS SET FORTH HEREIN.

         Benton and Benton Senegal agrees to execute and deliver to Fortesa all such other additional instruments and other documents and to do all such other and further acts and things as may be reasonably necessary to more fully and effectively grant, convey and assign to Fortesa the Farmout Rights.

         IN WITNESS WHEREOF, the parties hereto have caused the Agreement to be executed this 23 day of October, 1999.

                                      BENTON OIL AND GAS COMPANY


                                      By: /s/ Andrei E. Popov
                                         -----------------------------------
                                      Name:   Andrei E. Popov
                                           ---------------------------------
                                      Title:  Vice President
                                            --------------------------------


                                      BENTON OIL AND GAS COMPANY (SENEGAL), LTD.


                                      By: /s/ Andrei E. Popov
                                         -----------------------------------

                                      Name:   Andrei E. Popov
                                           ---------------------------------

                                      Title:  Vice President
                                            --------------------------------


                                      FORTESA CORPORATION


                                      By: /s/ [ILLEGIBLE]
                                         -----------------------------------

                                      Name:   [ILLEGIBLE]
                                           ---------------------------------

                                      Title:  Secretary
                                            --------------------------------


                                      FIRST SEISMIC CORPORATION


                                      By: /s/ [ILLEGIBLE]
                                         -----------------------------------

                                      Name:   [ILLEGIBLE]
                                           ---------------------------------

                                      Title:  Vice President
                                            --------------------------------

STATE OF California

COUNTY OF Santa Barbara

         On this 19th day of November, 1999, before me, the undersigned, a Notary Public, personally appeared Andrei Popov, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument Benton Oil and Gas Company executed the instrument.

         WITNESS my hand and official seal.


       /s/ Christina B. Doktor
     -------------------------------------------------
                                                      NOTARY PUBLIC

My Commission Expires:


----------------------                 [SEAL]

STATE OF California

COUNTY OF Santa Barbara

         On this 19th day of November, 1999, before me, the undersigned, a Notary Public, personally appeared Andrei Popov, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument Benton Oil and Gas Company (Senegal), Ltd. executed the instrument.

         WITNESS my hand and official seal.


       /s/ Christina B. Doktor
     -------------------------------------------------
                                                      NOTARY PUBLIC

My Commission Expires:


----------------------                 [SEAL]

STATE OF Texas

COUNTY OF Harris


         On this 19th day of November, l999, before me, the undersigned, a Notary Public, personally appeared Walter H. Walne, III, Secretary, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument Fortesa Corporation executed the instrument.

         WITNESS my hand and official seal.


      /s/ Eva J. Hollingsworth
     -------------------------------------------------
                                                      NOTARY PUBLIC

My Commission Expires:


----------------------                 [SEAL]

STATE OF Texas

COUNTY OF Harris


         On this 19th day of November, l999, before me, the undersigned, a Notary Public, personally appeared Nicholas E. Rockecharlie, Vice President, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument First Seismic Corporation, executed the instrument.

         WITNESS my hand and official seal.


      /s/ Eva J. Hollingsworth
     -------------------------------------------------
                                                      NOTARY PUBLIC

My Commission Expires:


----------------------                 [SEAL]